Offerings - Offering: 1	Sep. 30, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 40,350,129.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 3,510.46
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 3,185,215 Shares outstanding (approximately 5.00% of the net assets of the Fund as of August 31, 2026).